Income taxes - Deferred income taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred income tax asset
Tax loss carried forward	$ 6,261	$ 6,868
Pension liability	789	1,152
Fixed assets	(746)	(223)
Allowance for compensated absence	14	15
Deferred income tax asset before valuation allowance	6,318	7,812
Less: valuation allowance	(5,955)	(6,723)
Net deferred income tax assets	363	1,089
Deferred income tax liability
Other	(5)	0
Net deferred income tax assets	$ 358	$ 1,089